TOUCHSTONE STRATEGIC TRUST

Touchstone Flexible Income Fund
Touchstone Ohio Tax-Free Bond Fund
(each, a "Fund")

Supplement dated May 29, 2020 to each Fund's Summary Prospectus and Prospectus, as supplemented

Notice of Change in Class A Shares Sales Load

Effective June 30, 2020, the “Maximum Sales Charge (Load) Imposed on Purchases” in the Fees and Expenses Table in the summary prospectus for each Fund and in the summary section of the prospectus relating to each Fund is changed to 3.25%.

Additionally, effective June 30, 2020, the Class A sales charge table applicable to the Touchstone fixed income funds in the “Choosing a Class of Shares - Class A Sales Charge” section of the prospectus is removed and replaced with the following:

Applicable to Touchstone fixed income funds:

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.50%	2.56%	2.35%
$250,000 but less than $500,000	1.50%	1.52%	1.40%
$500,000 or more	0.00%	0.00%	None*
*Distributor may pay a Finder's Fee on qualifying assets to dealers who initiate purchases of Touchstone fixed income fund Class A shares of $500,000 or more. However if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 0.50%.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

  TSF-54-TST-S3-2005